UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2026

LUMINAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38791 (Commission File Number)	83-1804317 (IRS Employer Identification No.)

2603 Discovery Drive, Suite 100
Orlando, Florida 32826
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 532-2417

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share(1)	(1)	(1)

(1)
As previously disclosed in the Form 8-K filed on December 19, 2025, The Nasdaq Stock Market LLC (“Nasdaq”) is expected to file a Form 25 in connection with the delisting of the Class A Common Stock, par value $0.0001, of Luminar Technologies, Inc. (the “Common Stock”) from Nasdaq. The deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the Securities and Exchange Commission may determine, after the filing of the Form 25. The Common Stock began trading on the OTC Pink Limited Market on December 24, 2025 under the symbol “LAZRQ”.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on December 15, 2025, Luminar Technologies, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) thereby commencing chapter 11 cases (the “Chapter 11 Cases”).

On January 11, 2026, the Company and certain of its affiliates (together, the “Sellers”) entered into a purchase agreement (the “Purchase Agreement”) with Quantum Computing Inc. (the “Buyer”) pursuant to which, subject to the terms and conditions set forth therein, the Buyer agreed to acquire specified assets related to the Sellers’ LiDAR business and assume certain liabilities (the “Transaction”), for cash consideration of $22,000,000.

Upon receipt of Bankruptcy Court approval, the Buyer is expected to be designated as the “stalking horse” bidder with respect to the assets to be acquired under the Purchase Agreement in connection with a sale of the Debtors’ assets under section 363 of the Bankruptcy Code. The Transaction will be conducted pursuant to Bankruptcy Court-approved bidding procedures and is subject to the receipt of higher or better offers from competing bidders, approval of the sale by the Bankruptcy Court, and the satisfaction of certain conditions to closing. Subject to Bankruptcy Court approval, in the event that the Buyer is not the successful bidder at the auction contemplated to be conducted pursuant to the bidding procedures, the Buyer may be entitled to a break-up fee equal to 3% of the cash consideration plus expense reimbursement in an amount not to exceed $500,000.

The Purchase Agreement contains customary representations, warranties and covenants of the parties for a transaction involving the acquisition of assets from a debtor in bankruptcy, and the completion of the Transaction is subject to a number of conditions, including, among others, the entry of an order of the Bankruptcy Court authorizing and approving the Transaction, the performance by each party of its obligations under the Purchase Agreement, the accuracy of each party’s representations, subject to certain materiality qualifiers, and the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act.

The Purchase Agreement may be terminated by the Buyer or the Sellers under certain circumstances, including, among others, if the Transaction is not closed by March 31, 2026 (subject to specified extensions, including if antitrust approvals are not obtained), or upon the occurrence of certain Bankruptcy Court actions.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were made solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the parties thereto and qualified by disclosures not reflected in the text of the Purchase Agreement, are not intended to provide factual, business, or financial information about the parties thereto and may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes of allocating risk between the Buyer and the Sellers, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 8, 2026, the Company received a letter from Nasdaq that notified the Company that Nasdaq, pursuant to its obligations under Nasdaq Listing Rule 5830 and Rule 12d2-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will issue a press release on January 13, 2026 announcing that Nasdaq will file a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist and deregister the Company’s Common Stock. The delisting from Nasdaq and deregistration of the Common Stock under Section 12(b) of the Exchange Act will be effective 10 days and 90 days (or such shorter period as the SEC may determine) after the filing of the Form 25, respectively. Trading of the Common Stock on Nasdaq was previously suspended on December 24, 2025 and the stock has not traded on Nasdaq since that time. The Common Stock currently trades on the OTC Market under the symbol “LAZRQ”.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws, including the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the ability to negotiate and confirm a sale of LSI Semiconductors, Inc. and/or the LiDAR business under section 363 of the Bankruptcy Code; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s liquidation, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s liquidation process or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of its financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; finalization of the Company’s annual and quarterly financial statements; risks relating to the delisting of the Common Stock from Nasdaq and trading of the Common Stock on the OTC Markets; the impact of litigation and regulatory proceedings; and other factors discussed in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Purchase Agreement, among Luminar Technologies, Inc., Quantum Computing Inc., and the seller affiliates party thereto, dated as of January 11, 2026.

104	Cover page interactive data file formatted in Inline XBRL.

* Schedules have been omitted pursuant to Item 601(a)(5) and Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2026	Luminar Technologies, Inc. By: /s/ Alexander Fishkin Name: Alexander Fishkin Title: Chief Legal Officer